UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 27, 2011

WORLD OMNI AUTOMOBILE LEASE

SECURITIZATION TRUST 2011-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-152253-02

(Commission File Number)

90-0399122

(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 27, 2011, World Omni Financial Corp. (“World Omni”) and World Omni Auto Leasing LLC (the “Depositor”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $716,760,000 aggregate principal balance of various series of Asset-Backed Notes to be issued by World Omni Automobile Lease Securitization Trust 2011-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of February 16, 2011, by and between the Depositor and BNY Mellon Trust of Delaware, as owner trustee, as amended and restated by the Amended and Restated Trust Agreement, to be dated as of May 5, 2011, by and between the Depositor and U.S. Bank Trust National Association, as owner trustee (as successor by assignment to BNY Mellon Trust of Delaware). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all of the Notes (defined below) if any of the Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-152253). It is anticipated that the Notes will be issued on or about May 5, 2011.

Item 8.01.	Other Events.

The registrant has filed a final prospectus supplement, dated April 27, 2011, setting forth a description of the collateral pool and the structure of $99,210,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $249,050,000 aggregate principal amount of the Class A-2 Asset-Backed Notes (the “Class A-2 Notes”), $249,450,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $86,660,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), and $32,390,000 aggregate principal amount of the Class B Asset-Backed Notes by World Omni Automobile Lease Securitization Trust 2011-A.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of April 29, 2011, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of April 29, 2011, with respect to tax matters.

23.1	Consent of Bilzin Sumberg Baena Price & Axelrod LLP, dated as of April 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Leasing LLC
(Depositor)

By:	/s/ Ben Miller
Name:	Ben Miller
Title:	Assistant Treasurer

Dated: April 29, 2011

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of April 29, 2011, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of April 29, 2011, with respect to tax matters.

23.1	Consent of Bilzin Sumberg Baena Price & Axelrod LLP, dated as of April 29, 2011

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